Exhibit 10.16

JAMBA JUICE COMPANY

AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN

1.	PURPOSE

The purpose of the Jamba Juice Company Amended and Restated 1994 Stock Incentive Plan (the “Plan”) is to further the interests of Jamba Juice Company (the “Company”) by strengthening the desire of Employees to continue their employment with the Company and by securing other benefits for the Company through stock options to be granted hereunder. Options granted under the Plan are either options intending to qualify as “incentive stock options” within the meaning of Section 422 of the Code or non-qualified stock options. References to the “1994 Stock Incentive Plan” shall refer to this Restated 1994 Stock Incentive Plan unless otherwise indicated.

2.	DEFINITIONS

Whenever used herein the following terms shall have the following meanings, respectively:

(a) “Act” shall mean the Securities Act of 1933, as amended.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the Compensation Committee appointed by the Board of Directors of the Company, or if no committee has been appointed, reference to “Committee” shall be deemed to refer to the Board of Directors of the Company.

(e) “Common Stock” shall mean the Company’s Common Stock as described in the Company’s Articles of Incorporation.

(f) “Company” shall mean Jamba Juice Company, a California corporation, formerly known as “Juice Club, Inc.”.

(g) “Employee” shall mean in connection with Non-Qualified Options and the Company’s Non-Qualified Stock Option Agreement (i) any director, officer, actual employee or independent contractor of the Company or any Subsidiary or Parent of the Company, (ii) any individual in an effort to induce said individual to become and remain an employee or independent contractor of the Company, or (iii) any other individual or entity the Committee may deem appropriate to receive a Non-Qualified Option (so long as the grant of the Non-Qualified Option furthers a specific Company purpose and the Committee deems it in the best interests of the Company to grant the Non-Qualified Option to said individual or entity). In connection with Incentive Options and the Company’s Incentive Stock Option Agreement, the term “Employee” shall include only actual employees of the Company or of any Subsidiary or Parent of the Company.

(h) “Fair Market Value Per Share” of the Company’s Common Stock shall mean if the Company’s Common Stock is publicly traded the mean between the highest and lowest quoted selling prices of the Common Stock on the date of the grant of the Option or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on the date of the grant of the Option. In any situation not covered above or if there were no sales on the date of the grant of an Option, the Fair Market Value Per Share shall be determined by the Committee in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations. Notwithstanding the foregoing, if the Option is granted in connection with an initial public offering of the Company’s Common Stock, the Fair Market Value Per Share shall be at the price at which the Common Stock is sold in such public offering.

(i) “Incentive Option” shall mean an Option granted under the Plan which is designated as and qualifies as an incentive stock option within the meaning of Section 422 of the Code.

(j) “Initial Public Offering” shall mean a firm commitment underwritten public offering pursuant to an effective registration statement under the Act covering the offer and sale of the Common Stock.

(k) “Non-Qualified Option” shall mean an Option granted under the Plan which is designated as a non-qualified stock option and which does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

(l) “Option” shall mean an Incentive Option, as defined in Section 2(i) hereof, or a Non-Qualified Option, as defined in Section 2(k) hereof.

(m) “Optionee” shall mean any Employee who has been granted an Incentive Option to purchase shares of Common Stock under the Plan and shall mean any person (including an Employee) who has been granted a Non-Qualified Option under the Plan.

(n) “Parent” shall have the meaning set forth in Section 424(e) of the Code.

(o) “Permanent Disability” shall mean termination of employment with the Company or with the consent of the Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(p) “Plan” shall mean this Amended and Restated 1994 Stock Incentive Plan.

(q) “Subsidiary” shall have the meaning set forth in Section 424(f) of the Code.

3.	ADMINISTRATION

(a) The Plan shall be administered either (i) by the Board, or (ii) in the discretion of the Board, by the Committee appointed by the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies.

(b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members.

(c) Subject to the provisions of the Plan, the Committee or the Board shall have the authority to construe and interpret the Plan, to define the terms used therein, to determine the time or times an Option may be exercised and the number of shares which may be exercised at any one time, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be conclusive and binding on all Employees and on their guardians, legal representatives and beneficiaries.

(d) The Company will indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons’ duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct and/or criminal acts of such person.

(e) The Company will provide financial information to the Optionees on the same basis as the Company provides such information to holders of Common Stock, which in any event shall include dissemination of the Company’s financial statements at least annually.

4.	NUMBER OF SHARES SUBJECT TO PLAN

The stock to be offered under the Plan shall consist of up to 5,435,000 shares of Common Stock. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

5.	ELIGIBILITY AND PARTICIPATION

(a) The Committee shall determine the Employees to whom Options shall be granted, the time or times at which such Options shall be granted and the number of shares to be subject to each Option. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. An Employee may be granted Incentive Options or Non-Qualified Options or both under the Plan; provided, however, that the grant of Incentive Options and Non-Qualified Options to an Employee shall be the grant of separate Options and each Incentive Option and each Non-Qualified Option shall be specifically designated as such.

(b) In no event shall an Employee be granted in any calendar year, under the Plan and all other plans of the Company and any Subsidiary or Parent of the Company, Incentive Options

that are first exercisable during any one calendar year for stock with an aggregate fair market value (determined as of the time the option was granted) in excess of $100,000.

6.	PURCHASE PRICE

The purchase price of each share covered by the Plan shall be determined by the Committee subject to the following:

(a) The purchase price of each share covered by each Incentive Option shall not be less than 100% of the Fair Market Value Per Share of the Common Stock of the Company on the date the Incentive Option is granted; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company, the purchase price of the shares covered by such Incentive Option shall not be less than 110% of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted.

(b) The purchase price of each share covered by each Non-Qualified Option shall not be less than 85% of the Fair Market Value Per Share of the Common Stock of the Company on the date the Non-Qualified Option is granted; provided, however, that if the Optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company, the purchase price of the shares covered by such Incentive Option shall not be less than 110% of the Fair Market Value Per Share of the Common Stock on the date the Non-Qualified Option is granted.

7.	DURATION OF OPTIONS

The expiration date of each Option and all rights thereunder shall be determined by the Committee. In the event the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option is granted, and shall be subject to earlier termination as provided herein; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company, such Incentive Option shall expire 5 years from the date the Incentive Option is granted unless the Committee selects an earlier date.

8.	EXERCISE OF OPTIONS

Except as otherwise determined by the Committee, an Option shall be exercisable as follows: (i) at the end of the first year from the date of grant, 25% of the shares subject to the Option, or any part thereof; and (ii) in equal monthly installments over the next three years, the remaining 75% of the shares subject to the Option, or any part thereof. In all cases, all options shall be exercisable at a minimum rate of at least 20% per year over 5 years from the date of grant of such Options.

An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than 100 shares,

unless the exercise is during the final year of the Option, and shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Committee may in its sole discretion require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state and local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise. Furthermore, if any Optionee disposes of any shares of stock acquired by exercise of an Incentive Option prior to the expiration of either of the holding periods specified in Section 422(a)(1) of the Code, the Optionee shall pay to the Company, or the Company shall have the right to withhold from any payments to be made to the Optionee, an amount equal to any federal, state and local taxes the Committee has determined are required to be paid in connection with the exercise of such Option, in order to enable the Company to claim a deduction or otherwise.

9.	METHOD OF EXERCISE

(a) To the extent that the right to purchase shares has accrued, Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full, by cash or by certified or cashier’s check payable to the order of the Company or the equivalent thereof acceptable to the Company, of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Section 8 hereof. The Company shall issue a separate certificate or certificates with respect to each Option exercised by an Optionee.

(b) In the Committee’s discretion, payment of the purchase price for the shares with respect to which the Option is being exercised may be made in whole or in part with shares of Common Stock of the Company. If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of the Optionee’s exercise.

(c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee, or other person entitled to exercise an Option, fails to accept delivery of or fails to pay for all or any portion of the shares requested in the notice of exercise, upon tender of delivery thereof, the Committee shall have the right to terminate his Option with respect to such shares.

(d) The Company may make loans to Optionees as the Committee, in its discretion, may determine in connection with the exercise of outstanding Options granted under the Plan.

Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company; (ii) be subject to the terms and conditions set forth in this subsection (d) and such other terms and conditions, not inconsistent with the Plan, as the Committee shall determine; and (iii) bear interest at such rate as the Committee shall determine. In no event may the principal amount of any such loan exceed the purchase price of the shares of Stock covered by the Option, or potion thereof, purchased by the Optionee. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and applicable interest and the conditions upon which the loan will become payable in the event of the holder’s termination of employment shall be determined by the Committee; provided, however, that the term of the loan, including extensions, shall not exceed 10 years. Unless the Committee determines otherwise, when a loan shall have been made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a security agreement, the terms of which shall be determined by the Committee, in it discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

10.	NON-TRANSFERABILITY OF OPTIONS

No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by the Optionee.

11.	CONTINUANCE OF EMPLOYMENT

Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

12.	TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR PERMANENT DISABILITY

Except as the Committee may determine otherwise with respect to any Non-Qualified Options granted hereunder: If an Optionee ceases to be an Employee for any reason other than his death or Permanent Disability, any Options granted to him under the Plan shall terminate 3 months from the date on which such Optionee terminates his employment (whether voluntarily or involuntarily) unless such Optionee has been rehired by the Company and is an Employee on such date. During such 3 month period, the Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date of termination of his employment and provided that such Option has not expired or otherwise terminated as provided herein. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for purposes of this Section, but no Option may be exercised during any such leave of absence, except during the first 3 months thereof.

13.	DEATH OR PERMANENT DISABILITY OF OPTIONEE

If an Optionee shall die at a time when he is employed by the Company or if the Optionee shall cease to be an Employee by reason of Permanent Disability, any Options granted to him under this Plan shall terminate one year after the date of his death or termination of employment due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his retirement due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee’s rights under the Option shall pass by will or by the laws of descent and distribution.

14.	STOCK PURCHASE NOT FOR DISTRIBUTION

Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the Act, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option must agree in writing that the shares of stock are being acquired in good faith without a view to distribution except as may be permitted by the Act and the rules and regulations promulgated thereunder.

15.	PRIVILEGES OF STOCK OWNERSHIP

No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.

16.	ADJUSTMENTS

The Committee shall have the foil authority, in its sole discretion, to specify any rules, procedures, adjustments or matters with respect to the Plan or any Options issued under the Plan in connection with any reorganization, merger, reverse merger, recapitalization, reclassification, stock split, reverse split, combination of shares, sale of all or substantially all of the assets of the Company, sale of the Company or other corporate event or transaction, including, without limitation, modifying any applicable vesting provisions, adjusting the amount of outstanding Options, and/or terminating the Plan. The Committee shall not be obligated to take any action, but any determination by the Committee, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

17.	AMENDMENT AND TERMINATION OF PLAN

(a) The Board of Directors of the Company may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the provisions of Section 16 hereof; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

(b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee under the Plan.

(c) The terms and conditions of any Option granted to an Optionee under the Plan may be modified or amended only by a written agreement executed by the Optionee and the Company; provided, however, that if any amendment or modification of an Incentive Option would constitute a “modification, extension or renewal” within the meaning of Section 424(h) of the Code, such amendment shall be null and void unless the amendment contains an acknowledgment by the parties substantially in the following form: “The parties hereto recognize and agree that this amendment constitutes a modification, renewal or extension, within the meaning of Section 424(h) of the Code, of the option originally granted                     .”

18.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon adoption by the Board of Directors of the Company and approval by the Company’s shareholders; provided, however, that prior to approval of the Plan by the Company’s shareholders, but after adoption by the Board of Directors, Options may be granted under the Plan subject to obtaining such shareholders’ approval. Notwithstanding the foregoing, such shareholders’ approval must occur no later than 12 months after the date of adoption of the Plan by the Board of Directors.

19.	TERM OF PLAN

No Option shall be granted pursuant to the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the date of approval of the Plan by the Company’s shareholders.

20.	RIGHT TO REPURCHASE AND RIGHT OF FIRST REFUSAL.

If an Optionee shall cease to be an Employee, the Company shall have the right to (i) repurchase all or any portion of the Stock purchased by the Optionee upon the exercise of the Optionee’s Stock Option at the Fair Market Value of the Stock as of the date of termination of employment or, to the extent required to satisfy applicable legal requirements, the original exercise price, if higher, as well as any Stock issuable upon exercise of any unexercised Stock Options which the Optionee has the right to exercise at the time the Optionee ceases to be an employee at the Fair Market Value of the Stock less the Exercise Price payable upon exercise of such Stock Options, and (ii) to purchase the unvested portion of the shares as of the date of termination of employment at the cost, if any, paid by the Employee for purchase of the Stock Options. Any shares of Stock or Stock Options repurchased by the Company hereunder shall again be available for issuance under the Plan.

The Company shall have the right of first refusal, exercisable in connection with any bona fide third-party offer for any or all of such shares, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

Each Stock Option Agreement may provide, at the Committee’s discretion, that the rights granted by this section shall lapse and cease to have effect upon any of the following: (1) the first date on which the Company’s Stock is held of record by more than five hundred (500) persons, (2) determination by the company’s Board of Directors that a public market exists for the outstanding shares of the Stock or (3) the consummation of an Initial Public Offering.

21.	MARKET STAND-OFF.

In connection with an Initial Public Offering or any subsequent underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, an Optionee shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters, provided, however, that in no event shall such period exceed one hundred-eighty (180) days.

22.	LEGENDS.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, or as may otherwise be appropriate to administer the Plan, and the Committee may cause a legend or legends to be placed on such certificates to evidence such restrictions.

JAMBA JUICE COMPANY

INCENTIVE STOCK OPTION AGREEMENT

Name of Optionee:	__________________________________________

Residence Address:	__________________________________________
__________________________________________
__________________________________________

Number of Options Granted:	__________________________________________

Date Option Granted:	__________________________________________

THIS AGREEMENT is made as of the date set forth above between Jamba Juice Company, a California corporation (the “Company”), and the optionee named above (the “Optionee”).

RECITAL

The Board of Directors of the Company, or a duly appointed Compensation Committee (either of which is referred to herein as the “Committee”) thereof, has determined that it is to the advantage and interest of the Company and its shareholders to grant the option provided for herein to the Optionee as an inducement to remain in the service of the Company and as an incentive for increased effort during such service. In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Grant of Option

a. Pursuant to and subject to the terms and conditions of the Company’s Amended and Restated 1994 Stock Incentive Plan (the “Plan”), the Company grants to the Optionee the right and option (the “Option”) to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of                      shares (the “Shares”) of the presently authorized and unissued Common Stock of the Company (the “Common Stock”) at the purchase price of $                     per share. Unless otherwise specified on Exhibit “A” attached hereto, the Option shall be exercisable as follows:

i. At the end of the first year from the date of grant, 25% of the shares subject to the Option, or any part thereof; and

ii. In equal monthly installments over the next three years, the remaining 75% of the shares subject to the Option, or any part thereof.

b. Nothing contained herein shall be construed to limit or restrict the right of the Company to terminate the Optionee’s employment at any time, with or without cause, or to increase or decrease the Optionee’s compensation from the rate in existence at the time the Option is granted.

2. Exercise. The right to exercise the Option granted hereunder, to the extent unexercised, shall remain in effect for a period often years from the date of grant of this Option unless an earlier date is specified on Exhibit “A” attached hereto.

3. Method of Exercise. To the extent that the right to purchase Shares has accrued hereunder, the Option may be exercised from time to time by written notice to the Company stating the number of Shares with respect to which the Option is being exercised, together with payment in full, in cash or by certified or cashier’s check payable to the order of the Company, of the purchase price for the number of Shares being exercised. If requested by the Committee, prior to the delivery of any Shares the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation that the shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. If the Optionee disposes of the shares of stock acquired by exercise of this Option prior to the expiration of the holding periods specified in Section 422(a)(1) of the Code, the Optionee shall pay to the Company, or the Company shall have the right to withhold from any payments to be made to the Optionee, an amount equal to any federal, state and local taxes the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise. As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without transfer or issue tax to the Optionee or any other person entitled to exercise the Option, deliver to the Optionee or any such other person, at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being exercised.

In the Committee’s sole discretion, payment of the purchase price for the number of Shares to be delivered, but not of the amount of any withholding taxes, may be made in whole or in part with shares of Common Stock of the Company. If payment is made with shares of Common Stock of the Company, the Optionee, or any other person entitled to exercise the Option, shall deliver to the Company with the notice of exercise certificates representing the number of shares of Common Stock in payment for the Shares, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for the Shares the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a written representation and warranty that he or she has good and marketable title to the Shares represented by the certificate(s), free and clear of liens and encumbrances. The value of the shares of Common Stock tendered in payment for the Shares being purchased shall be their Fair Market Value Per Share on the date of the Optionee’s notice of exercise.

For purposes hereof, the “Fair Market Value Per Share” of the Company’s Common Stock shall have the meaning specified in the Plan.

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Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or any federal, state or local law. The Optionee may exercise the Option for less than the total number of Shares for which the Option is exercisable, provided that a partial exercise may not be for less than 100 shares, except during the final year of the Option, and shall not include any fractional shares.

4. Termination of Option. The Option shall terminate and expire upon the earlier of:

a. The last date for exercise of the Option as provided in Section 2 of this Agreement;

b. The expiration of three months from the date of the Optionee’s termination of employment with the Company or any of its Subsidiaries other than by reason of death or Permanent Disability, unless the Optionee has been rehired and is an employee of the Company or any Subsidiary on such date;

c. The expiration of twelve months from the date of the Optionee’s termination of employment with the Company or any of its Subsidiaries by reason of death or Permanent Disability;

d. The termination of the Option pursuant to Section 5 hereof; or

e. The expiration of five years from the date hereof if, as of the date hereof, the Optionee owns, or is considered to own by reason of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company.

A termination of employment by reason of the death, retirement or Permanent Disability of the Optionee or otherwise shall not accelerate or otherwise affect the number of Shares with respect to which the Option may be exercised, and the Option may only be exercised with respect to the number of Shares for which it was exercisable at the date of such termination of employment. In the event of the Optionee’s death, the Option may be exercised prior to its expiration or termination by his personal representative, or if there is no personal representative, by his heir or legatee.

Termination of employment (other than by reason of death or Permanent Disability) for purposes hereof shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee’s retirement under the normal retirement policies of the Company or any Subsidiary or Parent of the Company; (ii) the date of the Optionee’s retirement with the approval of the Committee because of disability other than Permanent Disability; (iii) the date the Optionee receives notice or advice that his employment is terminated; or (iv) the date the Optionee ceases to render his services to the Company or any Subsidiary or Parent of the Company (absences for temporary illness, emergencies and vacations or leaves of absence of not more than 90 days’ duration and approved in writing by the Committee excepted). The fact that the Optionee may receive payment from the Company after termination for vacation pay, for

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services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

As defined in the Plan, “Permanent disability” means termination of employment with the Company with the consent of the Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

5. Adjustments. The Committee shall have the full authority, in its sole discretion, to specify any rules, procedures, adjustments or matters with respect to the Plan or any Options issued under the Plan in connection with any reorganization, merger, reverse merger, recapitalization, reclassification, stock split, reverse split, combination of shares, sale of all or substantially all of the assets of the Company, sale of the Company or other corporate event or transaction, including, without limitation, modifying any applicable vesting provisions, adjusting the amount of outstanding Options, and/or terminating the Plan. The Committee shall not be obligated to take any action, but any determination by the Committee, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

6. Non-Transferability. The Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee.

7. No Shareholder Rights. The Optionee or other person entitled to exercise the Option shall have no rights or privileges as a shareholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustments as may be effected pursuant to the provisions of Section 5 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.

8. Plan Controls. The Option shall be subject to and governed by the provisions of the Plan (a copy of which is attached hereto as Exhibit B) which the Committee alone shall have the authority to interpret and construe. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall govern. All determinations and interpretations thereof made by the Committee shall be conclusive and binding on all parties hereto and upon then-successors and assigns. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan. The Option is intended to meet the requirements of an incentive stock option within the meaning of Section 422 of the Code.

9. Conditions to Issuance of Shares. The Company’s obligation to issue Shares of its Common Stock upon exercise of the Option is expressly conditioned upon the completion by the Company of any registration or other qualification of such Shares under any state and/or federal law or rulings or regulations of any government regulatory body or the making of such investment representations or other representations and agreements by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and agreements

4

include representations and agreements that the Optionee, or any other person entitled to exercise the Option, (a) is not purchasing such Shares for distribution and (b) agrees to have placed upon the face and reverse of any certificates for such Shares a legend setting forth any representations and agreements which have been given to the Committee or a reference thereto and stating that, prior to making any sale or other disposition of any such Shares, the Optionee, or any other person entitled to exercise the Option, will give the Company notice of intention to sell or dispose of the Shares not less than five days prior to such sale or disposition.

This Agreement is addressed to the Optionee in duplicate and shall not be effective until the Optionee executes the acceptance below and returns one copy to the Company, thereby acknowledging that he or she has read, approves of and agrees to all the terms and conditions of this Agreement and the Plan.

5

EFFECTIVE as of the              day of                     ,             .

Jamba Juice Company

By:

Title:

ACCEPTED:

Signature of Optionee

6

EXHIBIT A

- None -

7

JAMBA JUICE COMPANY

NON-QUALIFIED STOCK OPTION AGREEMENT

Name of Optionee:	__________________________________________

Residence Address:	__________________________________________
__________________________________________
__________________________________________

Number of Options Granted:	__________________________________________

Date Option Granted:	__________________________________________

THIS AGREEMENT is made as of the date set forth above between Jamba Juice Company, a California corporation (the “Company”), and the optionee named above (the “Optionee”).

RECITAL

The Board of Directors of the Company, or a duly appointed Compensation Committee (either of which is referred to herein as the “Committee”) thereof, has determined that it is to the advantage and interest of the Company and its shareholders to grant the option provided for herein to the Optionee as an inducement to remain in the service of the Company and as an incentive for increased effort during such service. In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Grant of Option

a. Pursuant to and subject to the terms and conditions of the Company’s Amended and Restated 1994 Stock Incentive Plan (the “Plan”) to the Optionee the right and option (the “Option”) to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of 16,000 shares (the “Shares”) of the presently authorized and unissued Common Stock of the Company (the “Common Stock”) at the purchase price of $2.25 per share. Unless otherwise specified on Exhibit “A” attached hereto, the Option shall be exercisable as follows:

i. At the end of the first year from the date of grant, 25% of the shares subject to the Option, or any part thereof; and

ii. In equal monthly installments over the next three years, the remaining 75% of the shares subject to the Option, or any part thereof.

b. Nothing contained herein shall be construed to limit or restrict the right of the Company to terminate the Optionee’s employment at any time, with or without cause, or to increase or decrease the Optionee’s compensation from the rate in existence at the time the Option is granted.

2. Exercise. The right to exercise the Option granted hereunder, to the extent unexercised, shall remain in effect for a period often years from the date of grant of this Option unless an earlier date is specified on Exhibit “A” attached hereto.

3. Method of Exercise. To the extent that the right to purchase Shares has accrued hereunder, the Option may be exercised from time to time by written notice to the Company stating the number of Shares with respect to which the Option is being exercised, together with payment in full, in cash or by certified or cashier’s check payable to the order of the Company, of the purchase price for the number of Shares being exercised. If requested by the Committee, prior to the delivery of any Shares the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation that the shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. As a condition to the exercise of the Option in whole or in part the Committee may, in its sole discretion, require the Optionee to pay in addition to the purchase price for the Shares being exercised an amount equal to any federal, state or local taxes that the Committee has determined are required to be paid in connection with the exercise of the Option in order to enable the Company to claim a deduction in connection with the exercise of the Option or otherwise. As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without transfer or issue tax to the Optionee or any other person entitled to exercise the Option, deliver to the Optionee or any such other person, at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being exercised.

In the Committee’s sole discretion, payment of the purchase price for the number of Shares to be delivered, but not of the amount of any withholding taxes, may be made in whole or in part with shares of Common Stock of the Company. If payment is made with shares of Common Stock of the Company, the Optionee, or any other person entitled to exercise the Option, shall deliver to the Company with the notice of exercise certificates representing the number of shares of Common Stock in payment for the Shares, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for the Shares the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a written representation and warranty that he or she has good and marketable title to the Shares represented by the certificate(s), free and clear of liens and encumbrances. The value of the shares of Common Stock tendered in payment for the Shares being purchased shall be their Fair Market Value Per Share on the date of the Optionee’s notice of exercise.

For purposes hereof, the “Fair Market Value Per Share” of the Company’s Common Stock shall have the meaning specified in the Plan.

2

Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or any federal, state or local law. The Optionee may exercise the Option for less than the total number of Shares for which the Option is exercisable, provided that a partial exercise may not be for less than 100 shares, except during the final year of the Option, and shall not include any fractional shares.

4. Termination of Option. The Option shall terminate and expire upon the earlier of:

a. The last date for exercise of the Option as provided in Section 2 of this Agreement;

b. The expiration of three months from the date of the Optionee’s termination of employment with the Company or any of its Subsidiaries other than by reason of death or Permanent Disability, unless the Optionee has been rehired and is an employee of the Company or any Subsidiary on such date;

c. The expiration of twelve months from the date of the Optionee’s termination of employment with the Company or any of its Subsidiaries by reason of death or Permanent Disability; or

d. The termination of the Option pursuant to Section 5 hereof.

A termination of employment by reason of the death, retirement or Permanent Disability of the Optionee or otherwise shall not accelerate or otherwise affect the number of Shares with respect to which the Option may be exercised, and the Option may only be exercised with respect to the number of Shares for which it was exercisable at the date of such termination of employment. In the event of the Optionee’s death, the Option may be exercised prior to its expiration or termination by his personal representative, or if there is no personal representative, by his heir or legatee.

Termination of employment (other than by reason of death or Permanent Disability) for purposes hereof shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee’s retirement under the normal retirement policies of the Company or any Subsidiary or Parent of the Company; (ii) the date of the Optionee’s retirement with the approval of the Committee because of disability other than Permanent Disability; (iii) the date the Optionee receives notice or advice that his employment is terminated; or (iv) the date the Optionee ceases to render his services to the Company or any Subsidiary or Parent of the Company (absences for temporary illness, emergencies and vacations or leaves of absence of not more than 90 days’ duration and approved in writing by the Committee excepted). The fact that the Optionee may receive payment from the Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

As defined in the Plan, “Permanent disability” means termination of employment with the Company with the consent of the Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

3

5. Adjustments. The Committee shall have the full authority, in its sole discretion, to specify any rules, procedures, adjustments or matters with respect to the Plan or any Options issued under the Plan in connection with any reorganization, merger, reverse merger, recapitalization, reclassification, stock split, reverse split, combination of shares, sale of all or substantially all of the assets of the Company, sale of the Company or other corporate event or transaction, including, without limitation, modifying any applicable vesting provisions, adjusting the amount of outstanding Options, and/or terminating the Plan. The Committee shall not be obligated to take any action, but any determination by the Committee, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

6. Non-Transferability. The Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee.

7. No Shareholder Rights. The Optionee or other person entitled to exercise the Option shall have no rights or privileges as a shareholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustments as may be effected pursuant to the provisions of Section 5 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.

8. Plan Controls. The Option shall be subject to and governed by the provisions of the Plan (a copy of which is attached hereto as Exhibit B) which the Committee alone shall have the authority to interpret and construe. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall govern. All determinations and interpretations thereof made by the Committee shall be conclusive and binding on all parties hereto and upon their successors and assigns. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan. The Option is not intended to meet the requirements of an incentive stock option within the meaning of Section 422 of the Code.

9. Conditions to Issuance of Shares. The Company’s obligation to issue Shares of its Common Stock upon exercise of the Option is expressly conditioned upon the completion by the Company of any registration or other qualification of such Shares under any state and/or federal law or rulings or regulations of any government regulatory body or the making of such investment representations or other representations and agreements by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and agreements include representations and agreements that the Optionee, or any other person entitled to exercise the Option, (a) is not purchasing such Shares for distribution and (b) agrees to have placed upon the face and reverse of any certificates for such Shares a legend setting forth any representations and agreements which have been given to the Committee or a reference thereto and stating that, prior to making any sale or other disposition of any such Shares, the Optionee, or any other person entitled to exercise the Option, will give the Company notice of intention to sell or dispose of the Shares not less than five days prior to such sale or disposition.

4

This Agreement is addressed to the Optionee in duplicate and shall not be effective until the Optionee executes the acceptance below and returns one copy to the Company, thereby acknowledging that he or she has read, approves of and agrees to all the terms and conditions of this Agreement and the Plan.

EFFECTIVE as of the              day of                     ,             .

Jamba Juice Company

By:

Title:

ACCEPTED:

Signature of Optionee

5

EXHIBIT A

Vesting:	All options shall vest and shall be exercisable upon grant.

6

JAMBA JUICE COMPANY

NON-QUALIFIED STOCK OPTION AGREEMENT

Name of Optionee:	__________________________________________

Residence Address:	__________________________________________
__________________________________________
__________________________________________

Number of Options Granted:	__________________________________________

Date Option Granted:	__________________________________________

THIS AGREEMENT is made as of the date set forth above between Jamba Juice Company, a California corporation (the “Company”), and the optionee named above (the “Optionee”).

RECITAL

The Board of Directors of the Company, or a duly appointed Compensation Committee (either of which is referred to herein as the “Committee”) thereof, has determined that it is to the advantage and interest of the Company and its shareholders to grant the option provided for herein to the Optionee as an inducement to remain in the service of the Company and as an incentive for increased effort during such service. In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Grant of Option

a. Pursuant to and subject to the terms and conditions of the Company’s Amended and Restated 1994 Stock Incentive Plan (the “Plan”) to the Optionee the right and option (the “Option”) to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of                      shares (the “Shares”) of the presently authorized and unissued Common Stock of the Company (the “Common Stock”) at the purchase price of $                     per share. Unless otherwise specified on Exhibit “A” attached hereto, the Option shall be exercisable as follows:

i. At the end of the first year from the date of grant, 25% of the shares subject to the Option, or any part thereof; and

ii. In equal monthly installments over the next three years, the remaining 75% of the shares subject to the Option, or any part thereof.

b. Nothing contained herein shall be construed to limit or restrict the right of the Company to terminate the Optionee’s employment at any time, with or without cause, or to increase or decrease the Optionee’s compensation from the rate in existence at the time the Option is granted.

2. Exercise. The right to exercise the Option granted hereunder, to the extent unexercised, shall remain in effect for a period often years from the date of grant of this Option unless an earlier date is specified on Exhibit “A” attached hereto.

3. Method of Exercise. To the extent that the right to purchase Shares has accrued hereunder, the Option may be exercised from time to time by written notice to the Company stating the number of Shares with respect to which the Option is being exercised, together with payment in full, in cash or by certified or cashier’s check payable to the order of the Company, of the purchase price for the number of Shares being exercised. If requested by the Committee, prior to the delivery of any Shares the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation that the shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. As a condition to the exercise of the Option in whole or in part the Committee may, in its sole discretion, require the Optionee to pay in addition to the purchase price for the Shares being exercised an amount equal to any federal, state or local taxes that the Committee has determined are required to be paid in connection with the exercise of the Option in order to enable the Company to claim a deduction in connection with the exercise of the Option or otherwise. As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without transfer or issue tax to the Optionee or any other person entitled to exercise the Option, deliver to the Optionee or any such other person, at the main office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being exercised.

In the Committee’s sole discretion, payment of the purchase price for the number of Shares to be delivered, but not of the amount of any withholding taxes, may be made in whole or in part with shares of Common Stock of the Company. If payment is made with shares of Common Stock of the Company, the Optionee, or any other person entitled to exercise the Option, shall deliver to the Company with the notice of exercise certificates representing the number of shares of Common Stock in payment for the Shares, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for the Shares the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a written representation and warranty that he or she has good and marketable title to the Shares represented by the certificate(s), free and clear of liens and encumbrances. The value of the shares of Common Stock tendered in payment for the Shares being purchased shall be their Fair Market Value Per Share on the date of the Optionee’s notice of exercise.

For purposes hereof, the “Fair Market Value Per Share” of the Company’s Common Stock shall have the meaning specified in the Plan.

Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or any

2

federal, state or local law. The Optionee may exercise the Option for less than the total number of Shares for which the Option is exercisable, provided that a partial exercise may not be for less than 100 shares, except during the final year of the Option, and shall not include any fractional shares.

4. Termination of Option. The Option shall terminate and expire upon the earlier of:

a. The last date for exercise of the Option as provided in Section 2 of this Agreement;

b. The expiration of three months from the date of the Optionee’s termination of employment with the Company or any of its Subsidiaries other than by reason of death or Permanent Disability, unless the Optionee has been rehired and is an employee of the Company or any Subsidiary on such date;

c. The expiration of twelve months from the date of the Optionee’s termination of employment with the Company or any of its Subsidiaries by reason of death or Permanent Disability; or

d. The termination of the Option pursuant to Section 5 hereof.

A termination of employment by reason of the death, retirement or Permanent Disability of the Optionee or otherwise shall not accelerate or otherwise affect the number of Shares with respect to which the Option may be exercised, and the Option may only be exercised with respect to the number of Shares for which it was exercisable at the date of such termination of employment. In the event of the Optionee’s death, the Option may be exercised prior to its expiration or termination by his personal representative, or if there is no personal representative, by his heir or legatee.

Termination of employment (other than by reason of death or Permanent Disability) for purposes hereof shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee’s retirement under the normal retirement policies of the Company or any Subsidiary or Parent of the Company; (ii) the date of the Optionee’s retirement with the approval of the Committee because of disability other than Permanent Disability; (iii) the date the Optionee receives notice or advice that his employment is terminated; or (iv) the date the Optionee ceases to render his services to the Company or any Subsidiary or Parent of the Company (absences for temporary illness, emergencies and vacations or leaves of absence of not more than 90 days’ duration and approved in writing by the Committee excepted). The fact that the Optionee may receive payment from the Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

As defined in the Plan, “Permanent disability” means termination of employment with the Company with the consent of the Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

5. Adjustments. The Committee shall have the full authority, in its sole discretion, to specify any rules, procedures, adjustments or matters with respect to the Plan or any Options

3

issued under the Plan in connection with any reorganization, merger, reverse merger, recapitalization, reclassification, stock split, reverse split, combination of shares, sale of all or substantially all of the assets of the Company, sale of the Company or other corporate event or transaction, including, without limitation, modifying any applicable vesting provisions, adjusting the amount of outstanding Options, and/or terminating the Plan. The Committee shall not be obligated to take any action, but any determination by the Committee, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

6. Non-Transferability. The Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee.

7. No Shareholder Rights. The Optionee or other person entitled to exercise the Option shall have no rights or privileges as a shareholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustments as may be effected pursuant to the provisions of Section 5 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.

8. Plan Controls. The Option shall be subject to and governed by the provisions of the Plan (a copy of which is attached hereto as Exhibit B) which the Committee alone shall have the authority to interpret and construe. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall govern. All determinations and interpretations thereof made by the Committee shall be conclusive and binding on all parties hereto and upon their successors and assigns. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan. The Option is not intended to meet the requirements of an incentive stock option within the meaning of Section 422 of the Code.

9. Conditions to Issuance of Shares. The Company’s obligation to issue Shares of its Common Stock upon exercise of the Option is expressly conditioned upon the completion by the Company of any registration or other qualification of such Shares under any state and/or federal law or rulings or regulations of any government regulatory body or the making of such investment representations or other representations and agreements by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and agreements include representations and agreements that the Optionee, or any other person entitled to exercise the Option, (a) is not purchasing such Shares for distribution and (b) agrees to have placed upon the face and reverse of any certificates for such Shares a legend setting forth any representations and agreements which have been given to the Committee or a reference thereto and stating that, prior to making any sale or other disposition of any such Shares, the Optionee, or any other person entitled to exercise the Option, will give the Company notice of intention to sell or dispose of the Shares not less than five days prior to such sale or disposition.

4

This Agreement is addressed to the Optionee in duplicate and shall not be effective until the Optionee executes the acceptance below and returns one copy to the Company, thereby acknowledging that he or she has read, approves of and agrees to all the terms and conditions of this Agreement and the Plan.

EFFECTIVE as of the              day of                     ,             .

Jamba Juice Company

By:

Title:

ACCEPTED:

Signature of Optionee

5

EXHIBIT A

- None -

6

FIRST AMENDMENT

TO

JAMBA JUICE COMPANY

AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN

This First Amendment to Jamba Juice Company Amended and Restated 1994 Stock Incentive Plan, has been duly adopted by Jamba Juice Company, a California corporation (the “Company”) effective as of March 23, 1999.

1. Amendment. Section 4 is amended and restated in its entirety as follows:

“4. NUMBER OF SHARES SUBJECT TO PLAN

The stock to be offered under the Plan shall consist of up to 5,435,000 shares of Common Stock. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.”

2. Amended and Restated 1994 Stock Incentive Plan Remains in Effect. Except as expressly provided in Section 1 above, the Jamba Juice Company Amended and Restated 1994 Stock Incentive Plan remains in full force and effect, without modification.

* * *

SECOND AMENDMENT

TO

JAMBA JUICE COMPANY

AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN

This Second Amendment to Jamba Juice Company Amended and Restated 1994 Stock Incentive Plan, has been duly adopted by Jamba Juice Company, a California corporation (the Company”) effective as of January 26, 2001.

1. Amendment. Section 4 is amended and restated in its entirety as follows:

“4. NUMBER OF SHARES SUBJECT TO PLAN

The stock to be offered under the Plan shall consist of up to 7,600,000 shares of Common Stock. If any Option granted hereunder shall expire or terminate for any reason without have been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.”

2. Amended and Restated 1994 Stock Incentive Plan Remains in Effect. Except as expressly provided in Section 1 above, the Jamba Juice Company Amended and Restated 1994 Stock Incentive Plan remains in full force and effect, without modification.

* * *